UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2007

CDI CORP.

 (Exact name of registrant as specified in its charter)

Pennsylvania	001-05519	23-2394430
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Arch Street, 35th Floor, Philadelphia, PA 19103-2768
(Address of principal executive offices) (Zip Code)

(215) 569-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

    On September 20, 2007, CDI Corp. issued a news release announcing the execution of a Purchase Agreement pursuant to which the company has agreed to sell all of the outstanding stock of its Todays Staffing, Inc. subsidiary to Spherion Corporation. A copy of the news release is attached to this report as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99	News Release issued by CDI Corp. dated September 20, 2007.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CDI CORP.

Date: September 20, 2007	By: /s/ Joseph R. Seiders
Name: Joseph R. Seiders
Title: Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99	News Release issued by CDI Corp. dated September 20, 2007.